SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):            21-May-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware              333-49820             13-3320910
(State or Other       (Commission           (I.R.S. Employer
Jurisdiction          File Number)          Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                     10010
        (Address of Principal                (Zip Code)
        Executive Offices)

Registrant's telephone number, including are(212) 325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

FNT Mortgage-Backed Pass-Through Certificates, Series 2001-1


STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal        Prin       Int     Prin Loss     End Bal    Dist Date
I-A-1   89,011,800.00   70,861.40 519,235.50       0.00 88,940,938.60  21-May-01
III-A-1 70,604,100.00   56,228.05 397,148.06       0.00 70,547,871.95  21-May-01
IV-A-1  78,207,720.00  598,604.93 439,918.43       0.00 77,609,115.07  21-May-01
IV-A-2  11,829,000.00        0.00 66,538.13        0.00 11,829,000.00  21-May-01
IV-A-3  10,004,080.00        0.00 56,272.95        0.00 10,004,080.00  21-May-01
A-X-1    1,279,726.00           NA 7,465.07        0.00 1,278,726.77   21-May-01
II-A-1  99,000,000.00  960,358.54 569,250.00       0.00 98,039,641.46  25-May-01
II-A-2  66,997,916.00  649,919.40 390,821.18       0.00 66,347,996.60  25-May-01
II-A-3     970,984.00    9,419.12      0.00        0.00   961,564.88   25-May-01
A-X-2   10,164,762.00           NA59,294.45        0.00 9,970,934.00   25-May-01
A-P        343,158.00      315.84         NA       0.00   342,842.16   25-May-01
M1       8,446,371.00    6,127.30 48,291.04        0.00 8,440,243.70   25-May-01
M2       3,333,960.00    2,418.57 19,061.49        0.00 3,331,541.43   25-May-01
M3       2,222,640.00    1,612.38 12,707.66        0.00 2,221,027.62   25-May-01
B-1      1,555,848.00    1,128.67  8,895.36        0.00 1,554,719.33   25-May-01
B-2        889,056.00      644.95  5,083.06        0.00   888,411.05   25-May-01
B-3      1,111,321.15      806.19  6,353.84        0.00 1,110,514.96   25-May-01
A-R            100.00      100.00      0.58        0.00         0.00   25-May-01


          Beginning
         Current Prin  Principal             Remaining    Interest
Class       Amount    Distribution Interest   Balance       Rate
I-A-1       1000.00000     0.79609   5.83333   999.20391   7.0000%
III-A-1     1000.00000     0.79639   5.62500   999.20361   6.7500%
IV-A-1      1000.00000     7.65404   5.62500   992.34596   6.7500%
IV-A-2      1000.00000     0.00000   5.62500  1000.00000   6.7500%
IV-A-3      1000.00000     0.00000   5.62500  1000.00000   6.7500%
A-X-1       1000.00000          NA   5.83333   999.21918   7.0000%
II-A-1      1000.00000     9.70059   5.75000   990.29941   6.9000%
II-A-2      1000.00000     9.70059   5.83333   990.29941   7.0000%
II-A-3      1000.00000     9.70059   0.00000   990.29941     NA
A-X-2       1000.00000          NA   5.83333   980.93138   7.0000%
A-P         1000.00000     0.92039        NA   999.07961     NA
M1          1000.00000     0.72544   5.71737   999.27456   6.8608%
M2          1000.00000     0.72543   5.71737   999.27457   6.8608%
M3          1000.00000     0.72543   5.71737   999.27457   6.8608%
B-1         1000.00000     0.72544   5.71737   999.27456   6.8608%
B-2         1000.00000     0.72543   5.71737   999.27457   6.8608%
B-3         1000.00000     0.72543   5.71738   999.27457   6.8608%
A-R          100.00000   100.00000   0.58000     0.00000   6.9000%

                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  DLJ MORTGAGE ACCEPTANCE CORP.

                      By: /s/ Mary Fonti
                      Name:       Mary Fonti
                      Title:      Trust Officer
                                  Bank One

        Dated:           25-May-01